                             LETTER OF TRANSMITTAL

                               LAMAR MEDIA CORP.

          OFFER TO EXCHANGE 7 1/4% SENIOR SUBORDINATED NOTES DUE 2013
                REGISTERED UNDER THE SECURITIES ACT OF 1933 FOR
           ALL OUTSTANDING 7 1/4% SENIOR SUBORDINATED NOTES DUE 2013

              PURSUANT TO THE PROSPECTUS, DATED            , 2003

THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON           ,
2003 UNLESS EXTENDED (SUCH DATE AND TIME, AS IT MAY BE EXTENDED, THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE
                                EXPIRATION DATE.

                                Exchange Agent:

                                 WACHOVIA BANK

         By Registered or Certified Mail,                       By Facsimile Transmission:
            Hand or Overnight Courier:                                (704) 590-7628
                   Wachovia Bank                                   Confirm by Telephone:
            Customer Information Center                               (704) 590-7413
       Corporate Trust Operations -- NC1153
          1525 West WT Harris Blvd -- 3C3
                Charlotte, NC 28262
            Attention: Ms. Marsha Rice

  DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH
 ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY. YOU SHOULD READ THE INSTRUCTIONS
         ACCOMPANYING THIS LETTER OF TRANSMITTAL BEFORE COMPLETING IT.

     The undersigned acknowledges that he or she has received the prospectus,
dated          , 2003 (the "Prospectus"), of Lamar Media Corp., a Delaware
corporation (the "Company"), and this letter of transmittal (the "Letter of Transmittal"), which together constitute the Company's offer (the "Exchange Offer") to exchange an aggregate principal amount of up to $260,000,000 of its 7 1/4% Senior Subordinated Notes due 2013 (the "Exchange Notes") registered under the Securities Act of 1933, as amended, for a like principal amount of the Company's issued and outstanding unregistered 7 1/4% Senior Subordinated Notes due 2013 (the "Original Notes"). Capitalized terms used but not defined herein shall have the same meanings given them in the Prospectus. The Exchange Offer is subject to all of the terms and conditions set forth in the Prospectus, including without limitation, the right of the Company to waive, subject to applicable laws, conditions. In the event of any conflict between the Letter of Transmittal and the Prospectus, the Prospectus shall govern.

     The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Original Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and have no registration rights or rights to additional interest. For each Original Note accepted for exchange, the holder of such Original Note will receive an Exchange Note having a principal amount equal to that of the surrendered Original Note. The Exchange Notes will bear interest from the last interest payment date of the Original Notes to occur prior to the issue date of the Exchange Notes or, if no interest has been paid, from the date of the indenture. Interest on the Exchange Notes will accrue at the rate of 7 1/4% per annum and will be payable semiannually on each July 1 and January 1, commencing on July 1, 2003. The Exchange Notes will mature on January 1, 2013.

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Original Notes of any extension as promptly as practicable by oral or written notice thereof.

     PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS CAREFULLY BEFORE CHECKING ANY BOX BELOW. THE INSTRUCTIONS INCLUDED IN THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS, THIS LETTER OF TRANSMITTAL AND THE NOTICE OF GUARANTEED DELIVERY MAY BE DIRECTED TO THE EXCHANGE AGENT. SEE INSTRUCTION 11.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Original Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amount of Original Notes on a separate signed schedule and affix the schedule to this Letter of Transmittal.

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                                                DESCRIPTION OF ORIGINAL NOTES
------------------------------------------------------------------------------------------------------------------------------
                                                                                              AGGREGATE
                                                                                              AMOUNT OF          PRINCIPAL
           NAME(S) AND ADDRESS(S) OF REGISTERED HOLDER(S)                 CERTIFICATE         ORIGINAL            AMOUNT
(PLEASE FILL IN, IF BLANK, EXACTLY AS NAME(S) APPEAR ON CERTIFICATES)     NUMBER(S)*            NOTES           TENDERED**
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                                                                       -------------------------------------------------------

                                                                       -------------------------------------------------------

                                                                       -------------------------------------------------------

                                                                       -------------------------------------------------------

                                                                             TOTAL
------------------------------------------------------------------------------------------------------------------------------
 * Need not be completed if Original Notes are being tendered by book-entry transfer.
** Unless otherwise indicated in this column, ALL of the Original Notes represented by the certificates will be deemed to have been tendered. See Instruction 2. Original Notes tendered must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.
------------------------------------------------------------------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC, EUROCLEAR OR CLEARSTREAM AND COMPLETE THE FOLLOWING:

     Name of Tendering
     Institution: -------------------------------------------------------------

     DTC, Euroclear or Clearstream Book-Entry Account: ------------------------

     Transaction Code
     Number: ------------------------------------------------------------------

[ ] CHECK HERE IF TENDERED ORIGINAL NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Registered
     Holder(s): --------------------------------------------------------------

     Window Ticket Number (if any): ------------------------------------------

     Date of Execution of Notice of Guaranteed Delivery: ---------------------

     Name of Institution which Guaranteed
     Delivery: ---------------------------------------------------------------

     If Delivered by Book-Entry Transfer, Complete the
     Following: --------------------------------------------------------------

     DTC, Euroclear or Clearstream Book-Entry
     Account: ----------------------------------------------------------------

     Transaction Code Number: ------------------------------------------------

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

   Name: ---------------------------------------------------------------------

              PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the aggregate principal amount of Original Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Original Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Original Notes as are being tendered hereby.

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Original Notes tendered hereby and that the Company will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Company. The undersigned further represents that (i) it will acquire the Exchange Notes in the ordinary course of its business, (ii) it has no arrangements or understandings with any person to participate in a distribution of the Exchange Notes, and (iii) it is not an "affiliate" of the Company within the meaning of Rule 405 under the Securities Act.

     The undersigned also acknowledges that this Exchange Offer is being made by the Company based upon the Company's understanding of an interpretation by the staff of the Commission as set forth in no-action letters issued to third parties, that the Exchange Notes issued in exchange for the Original Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act), without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that: (i) such holders are not affiliates of the Company within the meaning of Rule 405 under the Securities Act; (ii) such Exchange Notes are acquired in the ordinary course of such holder's business; and (iii) such holders are not engaged in, and do not intend to engage in, a distribution of the Exchange Notes and have no arrangement or understanding with any person to participate in the distribution of the Exchange Notes. However, the staff of the Commission has not considered the Exchange Offer in the context of a request for a no-action letter, and there can be no assurance that the staff of the Commission would make a similar determination with respect to the Exchange Offer as in other circumstances.

     Any broker-dealer and any holder who has an arrangement or understanding with any person to participate in the distribution of Exchange Notes may not rely on the applicable interpretations of the staff of the Commission. Consequently, these holders must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any secondary resale transaction. If the undersigned is a broker-dealer, it acknowledges that the SEC considers broker-dealers that acquired Original Notes directly from the Company, but not as a result of market-making activities or other trading activities, to be making a distribution of the Exchange Notes.

     If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Original Notes acquired by such broker-dealer as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Original Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The exchange offer -- Withdrawal rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please issue the Exchange Notes in the name of the undersigned or, in the case of a book-entry delivery of Original Notes, please credit the book-entry account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the Exchange Notes (and, if applicable, substitute certificates representing Original Notes for any Original Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Original Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF ORIGINAL NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THOSE ORIGINAL NOTES AS DESCRIBED IN THAT BOX.

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Original Notes not tendered and/or Exchange Notes are to be issued in the name of and sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above, or if Original Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at DTC, Euroclear or Clearstream other than the account indicated above.

Issue: Exchange Notes and/or Original Notes to:

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

                  (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9)

[ ] Credit unexchanged Original Notes delivered by book-entry transfer to the DTC, Euroclear or Clearstream account set forth below.

--------------------------------------------------------------------------------
(DTC, EUROCLEAR OR CLEARSTREAM ACCOUNT NUMBER, IF APPLICABLE)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Original Notes not tendered and/or Exchange Notes are to be sent to someone other than the person(s) whose signature(s) appear(s) on this Letter of Transmittal above or to such person(s) at an address other than shown in the box entitled "Description of Original Notes" on this Letter of Transmittal above.

Mail: Exchange Notes and/or Original Notes to:

Name(s):
--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)
Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (INCLUDING ZIP CODE)

     IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A FACSIMILE HEREOF, OR AN AGENT'S MESSAGE (TOGETHER WITH THE CERTIFICATES FOR ORIGINAL NOTES OR A BOOK-ENTRY CONFIRMATION AND ALL OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

                 PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
                   CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.

                                PLEASE SIGN HERE

                   (TO BE COMPLETED BY ALL TENDERING HOLDERS)
          (COMPLETE ACCOMPANYING SUBSTITUTE FORM W-9 ON REVERSE SIDE)

Dated:
-------------------------------------------------------------------------, 2002

x:                                   -------------------------------------, 2002
-------------------------------------
x:                                   -------------------------------------, 2002
-------------------------------------
             (SIGNATURE(S) OF OWNER(S))                                   (DATE)

Area Code and Telephone Number:
--------------------------------------------------------------------------------

     If a holder is tendering any Original Notes, this Letter of Transmittal must be signed by the registered holder(s) as the name(s) appear(s) on the certificate(s) for the Original Notes or by any person(s) authorized to become registered holder(s) by endorsements and documents transmitted herewith. If signature is by trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 4.

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             (PLEASE TYPE OR PRINT)

Capacity:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

                              SIGNATURE GUARANTEE
                         (IF REQUIRED BY INSTRUCTION 3)

--------------------------------------------------------------------------------
             (NAME OF ELIGIBLE INSTITUTION GUARANTEEING SIGNATURES)

--------------------------------------------------------------------------------
  (ADDRESS (INCLUDING ZIP CODE) AND TELEPHONE NUMBER (INCLUDING AREA CODE) OF
                                     FIRM)

--------------------------------------------------------------------------------
                            (AUTHORIZED SIGNATURES)


--------------------------------------------------------------------------------
                                 (PRINTED NAME)

--------------------------------------------------------------------------------
                                    (TITLE)

Dated:
--------------------------------------------------------------------------, 2002

                                  INSTRUCTIONS
       FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER TO EXCHANGE
            REGISTERED 7 1/4% SENIOR SUBORDINATED NOTES DUE 2013 FOR
             OUTSTANDING 7 1/4% SENIOR SUBORDINATED NOTES DUE 2013
                              OF LAMAR MEDIA CORP.

     1. Delivery of this Letter of Transmittal and Original Notes; Guaranteed Delivery Procedures. A holder of Original Notes may tender the same by (i) properly completing and signing this Letter of Transmittal or a facsimile thereof (all references in the Prospectus to the Letter of Transmittal shall be deemed to include a facsimile thereof) and delivering the same, together with the certificate or certificates, if applicable, representing the Original Notes being tendered and any required signature guarantees and any other documents required by this Letter of Transmittal, to the Exchange Agent at its address set forth above on or prior to the Expiration Date, or (ii) complying with the procedure for book-entry transfer described below, or (iii) complying with the guaranteed delivery procedures described below. Original Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof.

     The Exchange Agent will make a request to establish an account with respect to the Original Notes at The Depositary Trust Company ("DTC") for purposes of the Exchange Offer promptly after the date of the Prospectus. Any financial institution that is a participant in DTC's system, including Euroclear and Clearstream, may make book-entry delivery of Original Notes by causing DTC to transfer such Original Notes into the Exchange Agent's account at DTC in accordance with DTC's Automated Tender Offer Program procedures for such transfer. However, although delivery of Original Notes may be effected through book-entry transfer at DTC, an Agent's Message (as defined in the next paragraph) in connection with a book-entry transfer and any other required documents, must, in any case, be transmitted to and received by the Exchange Agent at the address specified on the cover page of this Letter of Transmittal on or prior to the Expiration Date or the guaranteed delivery procedures described below must be compiled with.

     A Holder may tender Original Notes that are held through DTC by transmitting its acceptance through DTC's Automatic Tender Offer Program ("ATOP"), for which the transaction will be eligible, and DTC will then edit and verify the acceptance and send an Agent's Message to the Exchange Agent for its acceptance. The term "Agent's Message" means a message transmitted by DTC to, and received by, the Exchange Agent and forming part of the book-entry confirmation, which states that DTC, Euroclear or Clearstream has received an express acknowledgment from the participant tendering the Original Notes that such participant has received the Letter of Transmittal and agrees to be bound by the terms of the Letter of Transmittal, and that the Company may enforce such agreement against such participant. Delivery of an Agent's Message will also constitute an acknowledgment from the tendering DTC participant that the representations and warranties set forth in this Letter of Transmittal are true and correct.

     DELIVERY OF THE AGENT'S MESSAGE BY DTC WILL SATISFY THE TERMS OF THE EXCHANGE OFFER AS TO EXECUTION AND DELIVERY OF A LETTER OF TRANSMITTAL BY THE PARTICIPANT IDENTIFIED IN THE AGENT'S MESSAGE. DTC PARTICIPANTS MAY ALSO ACCEPT THE EXCHANGE OFFER BY SUBMITTING A NOTICE OF GUARANTEED DELIVERY THROUGH ATOP.

     Holders of Original Notes whose certificates for Original Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Original Notes pursuant to the guaranteed delivery procedures set forth in "The exchange offer -- Exchange offer procedures -- Guaranteed delivery procedures" section of the Prospectus. Pursuant to such procedures,

     (i) such tender must be made through an Eligible Institution (as defined in Instruction 4 below),

     (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by facsimile transmission, mail or hand delivery or a properly transmitted Agent's Message in lieu of Notice of Guaranteed Delivery), setting forth the name and address of the holder of Original Notes, the certificate number or numbers of such Original Notes and the principal amount of Original Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange trading days after the date of execution of such letter or facsimile transmission by the Eligible Institution, the Letter of Transmittal (or facsimile thereof), together with the Original Notes tendered or a book-entry confirmation and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and

     (iii) such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as the Original Notes tendered or a book-entry confirmation and all other documents required by this Letter of Transmittal, are received by the Exchange Agent within five business days after the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE ORIGINAL NOTES AND ALL OTHER REQUIRED DOCUMENTS, OR BOOK-ENTRY TRANSFER AND TRANSMISSION OF AN AGENT'S MESSAGE BY A DTC PARTICIPANT, ARE AT THE ELECTION AND RISK OF THE TENDERING HOLDERS. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE TIMELY DELIVERY TO THE EXCHANGE AGENT BEFORE THE EXPIRATION DATE. NO LETTER OF TRANSMITTAL OR ORIGINAL NOTES SHOULD BE SENT TO THE COMPANY OR DTC. HOLDERS MAY REQUEST THEIR RESPECTIVE BROKERS, DEALERS, COMMERCIAL BANKS, TRUST COMPANIES OR NOMINEES TO EFFECT THE TENDERS FOR SUCH HOLDERS. SEE "THE EXCHANGE OFFER" SECTION OF THE PROSPECTUS.

     2. Partial Tenders; Withdrawals. If less than all of the Original Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Original Notes tendered in the box entitled "Description of Original Notes -- Principal Amount Tendered." A newly issued certificate for the Original Notes submitted but not tendered will be sent to such holder as soon as practicable after the Expiration Date. All Original Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

     If not yet accepted, a tender pursuant to the Exchange Offer may be withdrawn at any time prior to 5:00 p.m., New York City time, on the Expiration Date.

     For a withdrawal to be effective, the Exchange Agent must receive a written notice, which may be by telegram, telex, facsimile transmission or letter, of withdrawal at the address set forth above.

     Any notice of withdrawal must:

     - specify the name of the person who deposited the Original Notes to be withdrawn,

     - identify the Original Notes to be withdrawn, including the certificate number or numbers (if applicable) and principal amount of the Original Notes to be withdrawn,

     - be signed by the person who tendered the Original Notes in the same manner as the original signature on the Letter of Transmittal, including any required signature guarantees, and

     - specify the name in which any Original Notes are to be re-registered, if different from that of the withdrawing holder.

     The Exchange Agent will return the properly withdrawn Original Notes without cost to the holder as soon as practicable following receipt of notice of withdrawal. If Original Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Original Notes or otherwise comply with the book-entry transfer facility's procedures. All questions as to the validity, form and eligibility, including time of receipt, of any notice of withdrawal will be determined by the Company, in its sole discretion, and such determination will be final and binding on all parties.

     3. Tender by Holder. Except in limited circumstances, only a DTC participant listed on a DTC securities position listing may tender Original Notes in the Exchange Offer. Any beneficial owner of Original Notes who is not the registered holder and is not a DTC participant and who wishes to tender should arrange with such registered holder to execute and deliver this Letter of Transmittal on such beneficial owner's behalf or must, prior to completing and executing this Letter of Transmittal and delivering his, her or its Original Notes, either make appropriate arrangements to register ownership of the Original Notes in such beneficial owner's name or obtain a properly completed bond power from the registered holder or properly endorsed certificates representing such.

     4. Signatures on this Letter of Transmittal, Bond Powers and Endorsements; Guarantee of Signatures. If this Letter of Transmittal is signed by the registered holder of the Original Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any tendered Original Notes are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any tendered Original Notes are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of certificates.

     When this Letter of Transmittal is signed by the registered holder (including any DTC participant whose name appears on a security position listing as the owner of the Original Notes) of the Original Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the Exchange Notes are to be issued to a person other than the registered holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution (as defined below).

     If this Letter of Transmittal is signed by a person other than the registered holder or holders of any Original Notes specified therein, such certificate(s) must be endorsed by such registered holder(s) or accompanied by separate written instruments of transfer or endorsed in blank by such registered holder(s) exchange in form satisfactory to the Company and duly executed by the registered holder, in either case signed exactly as such registered holder(s) name or names appear(s) on the Original Notes.

     If this Letter of Transmittal or any certificates of Original Notes or separate written instruments of transfer or exchange are signed or endorsed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted with the Letter of Transmittal.

     Signature on a Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Original Notes tendered pursuant thereto are tendered (i) by a registered holder (including any participant in DTC whose name appears on a security position listing as the owner of the Original Notes) who has not completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution. In the event that signatures on a Letter of Transmittal or a notice of withdrawal, as the case may be, are required to be guaranteed, such guarantee must be by a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States, or an "eligible guarantor institution" within the meaning of Rule 17 Ad-15 under the Exchange Act (each of the foregoing an "Eligible Institution").

     5. Special Issuance and Delivery Instructions. Tendering holders of Original Notes should indicate in the applicable box the name and address to which Exchange Notes issued pursuant to the Exchange Offer are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification or social security number of the person named must also be indicated. Holders tendering Original Notes by book-entry transfer may request that Original Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Original Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal.

     6. Tax Identification Number. Federal income tax law generally requires that a tendering holder whose Original Notes are accepted for exchange must provide the Company (as payor) with such holder's correct Taxpayer Identification Number ("TIN") on Substitute Form W-9 below or otherwise establish a basis for exemption from backup withholding. If such holder is an individual, the TIN is his or her social security number. If the Company is not provided with the current TIN or an adequate basis for an exemption, such tendering holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, the holders of the Exchange Notes may be subject to backup withholding on all reportable payments made after the exchange. The backup withholding rate is 30% for the years 2002 and 2003, 29% for the years 2004 and 2005, and 28% thereafter.

     Certain holders (including, among others, all corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. See the enclosed Guidelines of Certification of Taxpayer Identification Number on Substitute Form W-9 (the "W-9 Guidelines") for additional instructions.

     Under the federal income tax laws, payments that may be made by the Company on account of Exchange Notes issued pursuant to the Exchange Offer may be subject to backup withholding at the rates listed above. To prevent backup withholding, each tendering holder of Original Notes must provide its correct TIN by completing the "Substitute Form W-9" set forth below, certifying that the TIN provided is correct (or that such holder is awaiting a TIN) and that (i) the holder is exempt from backup withholding, (ii) the holder has not been notified by the Internal Revenue Service that such holder is subject to a backup withholding as a result of a failure to report all interest or dividends or
(iii) the Internal Revenue Service has notified the holder that such holder is no longer subject to backup withholding. If the tendering holder of Original Notes is a nonresident alien or foreign entity not subject to backup withholding, such holder must give the Company a completed Form W-8, Certificate of Foreign Status. These forms may be obtained from the Exchange Agent. If the Original Notes are in more than one name or are not in the name of the actual owner, such holder should consult the W-9 Guidelines for information on which TIN to report. If such holder does not have a TIN, such holder should consult the W-9 Guidelines for instructions on applying for a TIN, check the box in Part 2 of the Substitute Form W-9, write "applied for" in lieu of its TIN and complete the Certificate of Awaiting Taxpayer Identification Number. Note: checking this box or writing "applied for" on the form means that such holder has already applied for a TIN or that such holder intends to apply for one in the near future. If a holder checks the box in Part 2 of the Substitute Form W-9 or writes "applied for" on that form, backup withholding at the applicable rate will nevertheless apply to all reportable payments made to such holder. If such a holder furnishes its TIN to the Company within 60 days, however, any amounts so withheld shall be refunded to such holder. If, however, the holder has not provided the Company with its TIN within such 60-day period, the Company will remit such previously retained amounts to the IRS as backup withholding.

     Backup withholding is not an additional federal income tax. Rather, the Federal income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

     7. Transfer Taxes. Holders who tender their Original Notes for exchange will not be obligated to pay any transfer taxes in connection therewith. If, however, Exchange Notes are to be delivered to, or are to be issued in the name of, any person other than the registered holder of the Original Notes tendered hereby, or if tendered Original Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Original Notes in connection with the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     Except as provided in this Instruction 7, it will not be necessary for transfer tax stamps to be affixed to the Original Notes specified in this Letter of Transmittal.

     8. Waiver of Conditions. The Company reserves the right to waive satisfaction of any or all conditions enumerated in the Prospectus.

     9. No Conditional Tenders. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Original Notes, by execution of this Letter of Transmittal, shall waive any right to receive notice of the acceptance of their Original Notes for exchange.

     Neither the Company, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Original Notes nor shall any of them incur any liability for failure to give any such notice.

     10. Mutilated, Lost, Stolen or Destroyed Original Notes. Any holder whose Original Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     11. Requests for Assistance or Additional Copies. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                    TO BE COMPLETED BY ALL TENDERING HOLDERS
                              (SEE INSTRUCTION 5)

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                                             PAYOR'S NAME: LAMAR MEDIA CORP.
-------------------------------------------------------------------------------------------------------------------------
 SUBSTITUTE                    PART 1 -- PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT
 FORM W-9                      AND CERTIFY BY SIGNING AND DATING BELOW. For
                               individuals, this is your Social Security Number         TIN: -------------------------
                               (SSN). For sole proprietors, see the Instructions in         Social Security Number
                               the enclosed Guidelines. For other entities, it is
                               your Employer Identification Number (EIN). If you do     OR --------------------------
                               not have a number, see how to get a TIN in the             Employer Identification
                               enclosed Guidelines.                                       Number
                               PART 2 -- TIN Applied For  [ ]
                             --------------------------------------------------------------------------------------------
                               Certification -- Under penalties of perjury, I certify that:
 DEPARTMENT OF THE
 TREASURY INTERNAL             (1) the number shown on this form is my correct Taxpayer Identification Number (or I am
 REVENUE SERVICE                   waiting for a number to be issued to me),
 PAYOR'S REQUEST FOR           (2) I am not subject to backup withholding because (a) I am exempt from backup
 TAXPAYER IDENTIFICATION           withholding, (b) I have not been notified by the Internal Revenue Service (the "IRS") that
 NUMBER ("TIN") AND                I am subject to backup withholding as a result of a failure to report all interest or
 CERTIFICATION                     dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
                               (3) I am a U.S. person (including a U.S. resident alien).
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 You must cross out item (2) of the above certification if you have been notified by the IRS that you are subject to backup withholding because of underreporting of interest or dividends on your tax returns and you have not been notified by the IRS that you are no longer subject to backup withholding. The Internal Revenue Service does not require your consent to any provisions of this document other than the certifications required to avoid backup withholding.
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 Signature ----------------------------------------                                     Date --------------------
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           YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED
                   THE BOX IN PART 2 OF SUBSTITUTE FORM W-9.

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, a percentage (currently 30%) of all reportable cash payments made to me thereafter will be withheld until I provide a number and such retained amounts will be remitted to the Internal Revenue Service as backup withholding.

Signature: --------------------------------------  Date: -----------------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING
      FROM ANY PAYMENTS MADE TO YOU ON ACCOUNT OF THE EXCHANGE NOTES. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.